Rex Energy
Rex Energy
Year End 2010 Conference Call
Year End 2010 Conference Call
Rex Energy Corporation | 476 Rolling Ridge Drive | State College, PA 16801
P: (814) 278-7267 | F: (814) 278-7286
E: InvestorRelations@RexEnergyCorp.com
www.rexenergy.com
Together We Can Make A Difference
Exhibit 99.2

Forward Looking Statements
Except for historical information, statements made in this release, including those relating to significant potential, future earnings, cash flow, capital expenditures, production growth and planned number of wells (as well as the timing of rig operations, natural gas processing plant commissioning and operations, fracture stimulation activities and the completion of wells and the expected dates that wells are producing hydrocarbons that are sold), are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-
looking statements are indicated by words such as “expected”, “expects”, “anticipates” and similar words. These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management's assumptions and the company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from those in the forward-looking statements, including (without limitation) the following:
•adverse economic conditions in the United States and globally;
•the difficult and adverse conditions in the domestic and global capital and credit markets;
•domestic and global demand for oil and natural gas;
•sustained
or further declines in the prices the company receives for oil and natural gas;
•the
effects of government regulation, permitting and other legal requirements;
•the geologic quality of the company’s properties with regard to, among other things, the existence of hydrocarbons in economic quantities;
•uncertainties about the estimates of the company’s oil and natural gas reserves;
•the company’s ability to increase production and oil and natural gas income through exploration and development;
•the company’s ability to successfully apply horizontal drilling techniques and tertiary recovery methods;
•the number of well locations to be drilled, the cost to drill and the time frame within which they will be drilled;
•the effects of adverse weather on operations;
•drilling and operating risks;
•the ability of contractors to timely and adequately perform their drilling, construction, well stimulation, completion and production services;
•the availability of equipment, such as drilling rigs and transportation pipelines;
•changes in the company’s drilling plans and related budgets;
•the adequacy of capital resources and liquidity including (without limitation) access to additional borrowing capacity; and
•uncertainties associated with our legal proceedings and the outcome.
The company undertakes no obligation to publicly update or revise any forward-looking statements. Further information on the company’s risks and uncertainties is available in the company's filings with the Securities and Exchange Commission.
The company's internal estimates of reserves may be subject to revision and may be different from estimates by the company's external reservoir engineers at year end. Although the company believes the expectations and forecasts reflected in these and other forward-looking statements are reasonable, it can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties.

Forward Looking Statements
Forward Looking Statements

Hydrocarbon Volume Estimates
This presentation includes management’s estimates of Marcellus Shale potential recoverable resources, per well EUR (estimated ultimate recovery of resources)
and upside potential of recoverable resources. Except as noted, these have been estimated internally by the Company without review by independent engineers and do not necessarily constitute reserves.  These estimates are included to demonstrate the potential for future drilling by the Company.  Actual recovery of these potential volumes is inherently more speculative than recovery of estimated proved reserves.  Estimates of potential recoverable resources, per well EURs and upside potential for Company oil and gas shale acreage are particularly speculative due to the limited experience in Marcellus
Shale horizontal development, with its limited production history.  Ultimate recoveries will be dependent upon numerous factors including actual encountered geological conditions, the impact of future oil and gas pricing and exploration costs, and our future drilling decisions and budgets based upon our future evaluation of risk, returns and the availability of capital and, in many areas, the outcome of negotiation of drilling arrangements with holders of adjacent or fractional interest leases.  In addition, potential recoverable resources are based on undesignated future well locations under assumed acreage spacing which may not have been specifically included in any definitive development plan and ultimately may not be drilled.  Accordingly, such estimates may differ significantly from the hydrocarbon quantities that are ultimately recovered.
SEC rules prohibit a publicly-reporting oil and gas company from including oil and gas resource estimates in their filings with the SEC, except proved, probable and possible reserves that meet the SEC’s definitions of such terms. Illinois Basin estimates (including Lawrence Field) of oil in place and other resource volumes, oil in place and other reserve volumes indicated herein are not based on SEC definitions and guidelines. Unless otherwise indicated, estimates of non-proved reserves and other hydrocarbons included herein may not meet specific definitions of reserves or resource categories within the meaning of the SPE/SPEE/WPC Petroleum Resource Management System.
Hydrocarbon Value Estimates
Hydrocarbon Value Estimates

Key Takeaways
Key Takeaways
4
th
Quarter Highlights
•
Average Daily Production: Up 12% from 3
rd
quarter
•
Oil & Gas Revenue: Up 14% from 3
rd
quarter
•
Lease Operating Expense per Mcfe: down 11% compared to 3
rd
quarter
due to increased production
•
EBITDAX: Up 42% from 3
rd
Quarter
2010 Highlights
•
Full year average daily production increased 26%
over 2009 average daily production
•
Operating revenue including cash settled derivatives increased 28% over 2009
(1)
•
EBITDAX: Up 17% compared to 2009
•
Proved reserves increased 61% (net) over previous year
•
Total reserve replacement of 1,560%, with an increase to
201.7 Bcfe of proved reserves
•
Historical reserve CAGR of 75%
•
Drill Bit F&D of $0.68/ Mcfe
2011 Outlook
•
Full year production expected to grow  71% - 95%
over 2010
•
74% of 2011 capital budget allocated to oil and liquids-rich production areas
1- Excludes $4.6M cash settled derivative unwind in first quarter, 2009

REX ENERGY®

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Daily Production & Pricing
Daily Production & Pricing
1
st
Quarter
2010
2
nd
Quarter
2010
3
rd
Quarter
2010
4
th
Quarter
2010
Quarter to Quarter
Change              % Change
Production – Average Per Day
Oil (Bbls) 1,886 1,856 1,912 1,924
12 1%
Gas (Mcf) 7,394 7,357 8,415 10,647
2,232 27%
Natural Gas Liquids (Bbls) 58 51 77 94
17 22%
Mcfe 19,059 18,799 20,346 22,755
2,409 12%
Average Crude Oil Price per Bbl
Realized Price (Before Derivatives) $ 74.99 $ 74.80 $ 72.60 $ 81.59
$ 9.99 12%
Realized Impact From Cash Settled Derivatives $ (4.91) $ (5.12) $ (3.58) $ (8.65)
$ 5.07 142%
Effective Realized Price $ 70.08 $ 69.68 $ 69.02 $ 72.94
$ 3.92 6%
Average Natural Gas Price per Mcf
Realized Price (Before Derivatives) $ 5.44 $ 4.10 $ 4.49 $ 4.03
$ 0.46 10%
Realized Impact From Cash Settled Derivatives $ 0.90 $ 1.80 $ 1.36 $ 1.85
$ 0.49 33%
Effective Realized Price $ 6.34 $ 5.90 $ 5.85 $ 5.88
$ 0.03 1%
Average Natural Gas Liquid Price per Bbl
Realized Price $ 32.02 $ 32.65 $ 24.53 $ 42.48
$ 17.95 73%

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Selected Financial Highlights
Selected Financial Highlights
(in millions except per share data)
1
st
Quarter
2010
2
nd
Quarter
2010
3
rd
Quarter
2010
4
th
Quarter
2010
Quarter to Quarter
Change      % Change
Operating Revenue $ 16.8 $ 15.7 $ 16.9 19.5
$ 2.6 15%
Gain (Loss) on Oil & Gas Cash Settled Derivatives $ (0.2) $ 0.3 $ 0.4 $0.3
$ 0.1 25%
Total Revenue & Cash Settled Derivatives $ 16.6 $ 16.0 $ 17.3 $19.8
$ 2.5 14%
Lease Operating Expense $ 5.9 $ 5.8 $ 6.5 $6.5 $ 0.0 0%
General & Administrative $ 4.2 $ 4.6 $ 5.0 $4.2
$ 0.8 16%
Loss (Gain) on Sale of Assets & Impairment $ 0.6 $ 0.6 $ (14.1) $5.4
$ 19.5 138%
Exploration Expense (Income) $ 1.1 $ 2.3 $ (0.5) $2.3
$ 2.8 560%
DD&A & Accretion $ 5.1 $ 5.1 $ 5.0 $6.6
$ 1.6 32%
Interest Expense $ 0.1 $ 0.4 $ 0.6 $0.3
$ 0.3 50%
Net Earnings (Loss) Comparable to Analysts’
Estimates
$ 0.0 $ (1.7) $ 0.4 $(0.7)
$(1.1) 275%
Net  Earnings (Loss) Comparable to Analysts’
Estimates per Share
$ 0.00 $ (0.04) $ 0.01 $(0.02)
$ (0.03) 300%
EBITDAX $ 6.7 $ 5.8 $ 5.7 $8.1
$ 2.4 42%

110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Commodity % Hedged
2011
2012
Commodity
Oil
Natural Gas

| Crude Oil | | | | |
|---|---|---|---|---|
| | % of Current with Floor | % of Current with Ceiling | Avg. Floor Price | Avg. Ceiling Price |
| 2011 | 80% | 80% | $68.54 | $104.69 |
| 2012 | 80% | 80% | $67.10 | $112.03 |
| 2013 | N/A | N/A | N/A | N/A |

| Natural Gas | | | | |
|---|---|---|---|---|
| | % of Current with Floor | % of Current with Ceiling | Avg. Floor Price | Avg. Ceiling Price |
| 2011[(1)(2)] | 104% | 72% | $ 5.39 | $5.99 |
| 2012[(2)] | 80% | 80% | $ 5.05 | $ 6.10 |
| 2013 | N/A | N/A | N/A | N/A |

Current Hedging Summary
Current Hedging Summary
Current Production Hedged
•
Percentage of production hedged based on December,
2010 exit rate with built in decline

1. ~30% of current natural gas production covered in 2011 by putspread with a $3.84 short put price for a $1.04  put spread
2. ~21% of current natural gas production covered in 2011 and 2012 by put spread with a $4.00 short put price for a $1.75 put spread

Balance Sheet
Balance Sheet
($ in millions) Dec. 31, 2010 Dec. 31, 2010
Assets
Cash & Cash Equivalents 11.0
Other Current Assets 34.8
Net Property and Equipment 322.7
Other Net Assets 37.5
Total Assets 406.0
Liabilities and Owners’ Equity
Current Liabilities 62.3
Senior Secured Line of Credit and Long Term Debt 10.0
Other Long-Term Liabilities 29.0
Total Liabilities 101.3
Total Owners’ Equity 304.7
Total Liabilities and Owners’ Equity 406.0
Debt to Owners’ Equity Ratio 0.03x
Additional Liquidity Availability
Net Borrowing Base Availability 115.0
Remaining on Sumitomo Carry 28.8

Guidance
Guidance
1st Quarter 2011 Full Year 2011
Production 25.8 – 27.3 MMcfe/d 34.7 – 39.4 MMcfe/d
% Production Oil ~ 40% ~ 34%
Exit Rate (December 2011 Production) 40.7 – 48.5 MMcfe/d
Lease Operating Expenses $ 6.7 – 7.2 million $ 32.0 – 37.0 million
Cash General & Administrative $ 4.9 – 5.3 million $ 20.0 – 21.0 million
Capital Expenditures $ 20.4 million $ 148.8 million

Marcellus Projects: Butler
Marcellus Projects: Butler
~34,100 net acres - 70% Rex Energy / 30% Sumitomo
E&P
•
Inception to date, currently have 11 gross (7.7
net) wells in service
o
5  well Drushel pad awaiting fracture
stimulation estimated to begin March 1
st
o
Drilling lateral on second well of three
on Talarico pad
•
25 gross (16 net) wells planned to be drilled
in 2011
•
Second rig expected in the area early
2
nd
Quarter 2011
Midstream
•
Sarsen Plant – 40 MMcf/d cryogenic facility
o
Operating at ~20.0 Mmcf /d with current
capacity of 30 Mmcf /d
o
Additional capacity of 10 Mmcf/d is
available through additional compressor
•
Second cryogenic plant in permitting process
and is expected to be commissioned by 1Q 2012
Leasing
•
Company has completed and is in the process of
closing the 9,000 acres required under Sumitomo
Joint Venture agreement

2011 Butler Drilling Schedule
2011 Butler Drilling Schedule
Rig Pad Pad
Gross Well Gross Well
Count Count
Net Well Net Well
Count Count Status Status
UDI 54
Drushel¹
5 3.5 Awaiting fracture and completion in 1Q11
UDI 54 Talarico 3 2.1
Horizontal rig currently drilling second
of three wells to fracture and complete in 2Q11
UDI 54 Grosick 7 3.0 Pilot holes drilled, awaiting horizontal rig
UDI 54 Gilliland 6 4.2
Currently drilling last of six pilot holes with vertical rig, included is one horizontal Upper Devonian well
21 12.8
UDI 52 McElhinney 2 1.4 Awaiting vertical and horizontal rig
UDI 52 Behm 3 2.1 Awaiting vertical and horizontal rig
UDI 52 Grahm 3 2.1 Awaiting vertical and horizontal rig
8 5.6
11
•UDI 54 rig is currently drilling onsite
•Expect to pick up UDI 52 rig in the second quarter of 2011
1. Four of the five Drushel wells were drilled in 2010

Marcellus Projects: Westmoreland
Marcellus Projects: Westmoreland
Operated by Williams Appalachia, LLC
~8,600 net acres / 40% working interest
E&P
•
Inception to date, currently have 9 gross
(3.6 net) wells placed in service
o
5 Uschak #2 wells drilled awaiting
fracture stimulation
o
H&P 287 Rig currently drilling last
of three Androstic wells
o
Patterson 480 Rig currently drilling
last of four Uschak #1 wells
•
20 gross (8 net) wells expected to be
drilled in 2011
Midstream
•
Currently constrained at ~14 gross
MMcf per day
•
Jointly owned gathering system being
constructed to Equitrans with completion
expected in May 2011
o
Additional gathering system
will increase capacity to
26 – 38 Mmcf/d

Rig Pad Pad
Gross Well Gross Well
Count Count
Net Well Net Well
Count Count
Status Status
H&P 287 Uschak #2
1
5 2
Drilled, awaiting fracture and
completion
H&P 287 Androstic 3 1.2 Currently drilling last of three wells
H&P 287 National Metals 2 0.8 Awaiting drilling rig
H&P 287 Frye 2 0.8 Awaiting drilling rig
H&P 287 McBroom 2 0.8 Awaiting drilling rig
H&P 287 Skacel 2 0.8 Awaiting drilling rig
16 6.4
Patterson 480 Uschak #1 4 1.6
Currently drilling last of
four wells
Patterson 480 Marco 3 1.2 Awaiting drilling rig
7 2.8
2011 Westmoreland Drilling Schedule
2011 Westmoreland Drilling Schedule
1. Four of the five Uschak wells were drilled in 2010.

Marcellus Projects: Central
Marcellus Projects: Central
Centre & Clearfield Counties, Pennsylvania
Operated by Williams Appalachia, LLC
~11,300 net acres / 40% working interest
E&P
•
Inception to date, currently have 4 gross
(1.6 net) wells placed in service
•
Vertical Rig drilling first of four wells on
Resource Recovery #3 pad
Midstream
•
Gathering system to Columbia Pipeline
complete
o
Current capacity at 10 Mmcf/d with
current option to add an additional
30 Mmcf/d

Lawrence Field ASP Update
Lawrence Field ASP Update
Project Update
•
Completed a 25% pore volume injection of ASP slug, and
currently at 10% pore volume
o
Initial results expected during late first quarter 2011 to
early second quarter 2011
Phase I: (Middagh Unit)
•
Objectives:
o
Test University of Texas chemical recipe in the Bridgeport
Sandstone
o
Optimize drilling/completion procedure
o
Optimize reservoir flow conformance
o
Provide relatively rapid response time; economics
secondary
o
Optimize well pattern
o
Determine economic quantity of chemicals required for
future floods
Middagh Unit Design

REX ENERGY

Wyoming
Colorado
Montana
North Dakota
South Dakota
Wyoming
Nebraska
Utah
Colorado
Kansas
Arizona
New Mexico
Oklahoma
Texas
REX Leasehol

Niobrara Overview
Niobrara Overview
•
~65,400 gross (45,000 net) acres
•
3 horizontal wells drilled and fractured , all recovering
load
•
Silo State 41-22H:
o
Drilled to a total measured depth of 11,700 ft.
(3,560 ft. lateral length)
o
Controlled test rates of 201 gross BOE/d
(153 Bop/d & 288 Mcf/d)
o
On electric submersible pump (ESP) since 1/30/2011 with
48% of frac load recovered
•
Herrington 41-26H:
o
Drilled to a total measured depth of 11,950 ft.
(4,706 ft. lateral length)
o
Controlled test rates of 450 gross BOE/d
(408 BOE/d & 253 Mcf/d)
o
On ESP since 2/4/2011 with 51% of frac load recovered
•
BJB 34-14H:
o
Drilled to total measured depth of 10,800 ft.
(3,348 ft. lateral length)
o
Currently recovering fracture stimulation load
o
Showing similar production characteristics as Herrington
41-26H well
o
On ESP since 1/27/2011 with 30% of frac load recovered
•
Currently analyzing 3-D seismic in the Silo area
•
Resume drilling in the second quarter  2011
•
11 Additional Drilling Locations Identified
DJ Basin
Rex Energy
Silo State 41-22H
201 BOE/d Test Rate
Rex Energy
BJB #1H
Drilled and Completed,
Recovering Load
Rex Energy
Herrington Farms 1H
450 BOE/d Test Rate

1) Maintain a safe workplace, free of injury and
environmental damage.
2) Fill the Sarsen plant as soon as possible.
3) Complete our Butler County drilling program in
anticipation of having additional midstream capacity
from the Bluestone Plant early next year.
4) Improve production on each Marcellus well by using
our experience to improve our drilling and frac
techniques while reducing F&D costs.
5) Continue to arrest production declines and improve
lease operating expense in Illinois and Indiana.
6) Complete our Lawrence Field ASP Pilot in the Middagh
Unit, and prepare the Perkins-Smith Unit for the next
ASP flood.
7) Review our Silo Field seismic to top grade drilling
locations and execute our 5 well Niobrara plan for
2011.
2011 Focus
2011 Focus

Rex Energy Rex Energy Appendix: Non-GAAP Reconciliation Tables Appendix: Non-GAAP Reconciliation Tables Together We Can Make A Difference

Current Hedging Summary
Current Hedging Summary
(1)
(1)
Crude Oil
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Collar Contracts
Volume Hedged
144,000 144,000 144,000 144,000 135,000 135,000 135,000 135,000
Ceiling
$ 104.69 $ 104.69 $ 104.69 $ 104.69 $ 112.03 $ 112.03 $ 112.03 $ 112.03
Floor
$   68.54 $   68.54 $   68.54 $   68.54 $   67.10 $   67.10 $   67.10 $   67.10
19
1. Includes  hedging position as of  fiscal year end December 31, 2010 as well as two additional natural gas hedges added in January, 2011.
Natural Gas Hedges
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Swap Contracts
Volume 260,000 300,000 300,000 300,000 330,000 330,000 330,000 330,000
Price $ 5.09 $ 5.03 $ 5.03 $ 5.03 $ 5.58 $ 5.58 $ 5.58 $ 5.58
Collar Contracts
Volume 330,000 330,000 330,000 330,000 330,000 330,000 330,000 330,000
Ceiling $ 7.18 $ 7.18 $ 7.18 $ 7.18 $ 7.07 $ 7.07 $ 7.07 $ 7.07
Floor $ 5.18 $ 5.18 $ 5.18 $ 5.18 $5.09 $ 5.09 $5.09 $ 5.09

Current Hedging Summary
Current Hedging Summary
(1)
(1)
1. Includes  hedging position as of  fiscal year end December 31, 2010 as well as two additional natural gas hedges added in January, 2011.
Natural Gas Hedges Cont’d
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Put Contracts
Volume 180,000 180,000 180,000 180,000 - - - -
Floor $ 8.00 $ 8.00 $ 8.00 $ 8.00 - - - -
Put Contracts with Short
Volume 180,000 180,000 180,000 180,000 - - - -
Floor $ 5.00 $ 5.00 $ 5.00 $ 5.00 - - - -
Short Put $ 3.68 $ 3.68 $ 3.68 $ 3.68 - - - -
Collar Contracts with Short
Volume 120,000 180,000 180,000 180,000 180,000 180,000 180,000 180,000
Ceiling $ 5.25 $ 5.25 $ 5.25 $ 5.25 $ 5.25 $ 5.25 $ 5.25 $ 5.25
Floor $ 4.75 $ 4.75 $ 4.75 $ 4.75 $ 4.75 $ 4.75 $ 4.75 $ 4.75
Short Put $4.00 $4.00 $4.00 $4.00 $4.00 $4.00 $4.00 $4.00

EBITDAX
EBITDAX
(in thousands)
1
st
Quarter
2010
2
nd
Quarter
2010
3
rd
Quarter
2010
4
th
Quarter
2010
Full Year
2010
Net Income (Loss) from Continuing Operations $ 1,992 $ 813 $ 9,540 $(6,559) $5,783
Add Back (Less):
DD&A & Accretion 5,092 5,139 4,979 6,595 21,806
Non-Cash Compensation 433 521 213 (254) 914
Interest Expense 164 167 430 310 1,071
Impairment Expense 571 577 2,419 5,296 8,863
Exploration Expense (Income) 1,135 2,311 (474) 2,270 5,242
Interest Income (35) (16) (6) (12) (68)
Realized Loss on Interest Rate Swap 196 195 196 123 710
Loss (Gain) on Disposal of Assets 2 (10) (16,485) 98 (16,395)
Unrealized (Gain) Loss on Derivatives (4,223) (4,112) (1,764) 4,140 (5,960)
Non-controlling Interest Share of Net Gain 56 64 88 45 253
Income Tax Expense (Benefit) 1,281 143 6,610 (3,959) 4,075
EBITDAX from Continuing Operations $ 6,664 $ 5,792 $ 5,746 $8,093 $26,294

Clean Earnings
Clean Earnings
(in thousands)
1
st
Quarter
2010
2
nd
Quarter
2010
3
rd
Quarter
2010
4
th
Quarter
2010
Full Year
2010
Income (Loss) From Continuing Operations Before Income Taxes, as
reported
$ 3,273 $ 956 $ 16,150 $ (10,518) $ 9,858
Add Back (Less):
Unrealized Loss (Gain) on Derivatives (4,223) (4,112) (1,764) 4,140 (5,960)
Non-Cash Compensation 433 521 213 (254) 914
Loss (Gain) on Disposal of Assets 2 (10) (16,485) 98 (16,395)
Impairment of Unproved Properties 571 577 2,419 5,296 8,863
Loss Attributable to Noncontrolling Interests 56 64 88 45 253
Loss From Continuing Operations Before Income Taxes, adjusted $ 112 $ (2,004) $ 621 $ (1,193) $ (2,467)
Income Tax Benefit (Expense), adjusted
(1)
(44) 301 (254) 451 993
Clean Earnings (Loss) from Continuing Operations
$ 68 $ (1,703) $ 367 $ (742) $ (1,474)
1. Income tax adjustment represents the effect of our effective tax rate on Income (Loss) From Continuing Operations Before Income Taxes, adjusted
22